UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________
FORM 8-K/A

 ____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2013

____________________________
 VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

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Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street, Holmdel, NJ	07733
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (732) 528-2600

(Former Name or Former Address, if Changed Since Last Report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Vonage Holdings Corp on November 18, 2013. This Amendment is being filed to include the financial statements of Vocalocity, Inc. and pro forma financial information listed below.

Item 9.01.    Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
(1) The following consolidated financial statements of Vocalocity, Inc. are attached as Exhibit 99.1 to this Form 8-K/A:
Consolidated Balance Sheets as of September 30, 2013 (Unaudited) and December 31, 2012 (Restated) and 2011 (Restated)
Consolidated Statements of Operations for the nine month periods ended September 30, 2013 (Unaudited) and 2012 (Unaudited) and for the year ended December 31, 2012 (Restated) and 2011 (Restated)
Consolidated Statements of Change in Stockholders’ Deficit as of September 30, 2013 (Unaudited) and December 31, 2012 (Restated) and 2011 (Restated)
Consolidated Statements of Cash Flows for the nine month periods ended September 30, 2013 (Unaudited) and 2012 (Unaudited) and for the year ended December 31, 2012 (Restated) and 2011 (Restated)
Notes to the Consolidated Financial Statements
(b) Pro Forma Financial Information.
The following pro forma financial information with respect to the acquisition of Vocalocity, Inc. is attached as Exhibit 99.3 to this Form 8-K/A:
Unaudited Pro Forma Condensed Consolidated Financial Information (Introduction)
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2013
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2012
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2013
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(c) Exhibits.

Exhibit	Description
23.1	Consent of Independent Accountants.

99.1	Consolidated Financial Statements of Vocalocity, Inc. for the nine months ended September 30, 2013 and for the years ended December 31, 2012 and 2011.

99.2	Unaudited pro forma condensed consolidated financial information of Vonage Holdings Corp.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date: January 28, 2014	By:	/s/ David Pearson
David Pearson Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

23.1	Consent of Independent Accountants.

99.1	Consolidated Financial Statements of Vocalocity, Inc. for the nine months ended September 30, 2013 and for the years ended December 31, 2012 and 2011.

99.2	Unaudited pro forma condensed consolidated financial information of Vonage Holdings Corp.